                                                                  Exhibit 10.1.2

                                 March 15, 2000


Mr. Brett N. Silvers
61 Ledyard Road
West Hartford, CT  06117

Dear Brett:

         Reference is made to that certain Employment Agreement (the "EMPLOYMENT AGREEMENT") dated as of April 15, 1994 among Brett N. Silvers ("SILVERS"), First International Bancorp, Inc. ("FIB") and First National Bank of New England (now known as First International Bank) ("FIRST INTERNATIONAL"), as amended by those certain letter agreements (collectively, the "LETTER AGREEMENTS") dated July 3, 1997 and March 31, 1999 among Silvers, FIB and First International.

         Silvers, FIB and First International agree that the first sentence in
Section 2.1 of the Employment Agreement, as amended by the Letter Agreements, is deleted in its entirety and the following is substituted in its place:

         ""Term of Employment" shall mean the period commencing as of April 1, 1994 and ending June 30, 2001."

         Except to the extent expressly amended herein, the Employment Agreement, as amended by the Letter Agreements, remains unmodified and in full force and effect in accordance with its terms.

         Please sign in the space provided below to indicate your acceptance of the foregoing, whereupon the provisions of this letter shall take effect.

                                        Very truly yours,

                                        FIRST INTERNATIONAL BANCORP, INC.



                                        By:/s/Leslie A. Galbraith
                                        -------------------------
                                           Leslie A. Galbraith
                                           Its Executive Vice President

                               FIRST INTERNATIONAL BANK



                               By:/s/Leslie A. Galbraith
                               -------------------------
                                  Leslie A. Galbraith
                                  Its President


Agreed to and Accepted this 17th day of March, 2000.



/s/Brett N. Silvers
---------------------
Brett N. Silvers